Exhibit 10.21


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                               SECURITY AGREEMENT


                            dated as of June 18, 2003


                                     between


                               D.L. PETERSON TRUST


                                       and


                              JPMORGAN CHASE BANK,
                              as Indenture Trustee


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
                                                                                                      Exhibit 10.21

                                                         Table of Contents


ARTICLE I DEFINITIONS; CONSTRUCTION...............................................................................1

         SECTION 1.1 Definitions..................................................................................1
         SECTION 1.2 Rules of Construction........................................................................1
         SECTION 1.3 Accounting and UCC Terms.....................................................................2
         SECTION 1.4 Computation of Time Periods..................................................................2
         SECTION 1.5 Cross-References.............................................................................2
         SECTION 1.6 Reference to Secured Parties.................................................................2
         SECTION 1.7 Other Agreements.............................................................................2
         SECTION 1.8 Legal Representation of the Parties..........................................................2

ARTICLE II SECURITY INTEREST......................................................................................2

         SECTION 2.1 Grant of Security Interest; No Obligation....................................................2

ARTICLE III RIGHTS OF SECURED PARTIES.............................................................................3

         SECTION 3.1 Rights of Secured Parties....................................................................3

ARTICLE IV REMEDIES...............................................................................................3

         SECTION 4.1 Remedies.....................................................................................3
         SECTION 4.2 Right to Initiate Judicial Proceedings, etc..................................................4
         SECTION 4.3 Appointment of a Receiver....................................................................4
         SECTION 4.4 Directions Originated by the Required Secured Parties........................................4
         SECTION 4.5 Remedies Not Exclusive.......................................................................5
         SECTION 4.6 Waiver of Certain Rights.....................................................................6
         SECTION 4.7 Notice of Indenture Trustee Actions..........................................................6
         SECTION 4.8 Limitation by Law............................................................................6

ARTICLE V TERMINATION OF SECURITY INTEREST........................................................................6

         SECTION 5.1 Termination of Security Interest; Release of Collateral......................................6
         SECTION 5.2 Termination Statements.......................................................................6

ARTICLE VI REPRESENTATIONS AND WARRANTIES.........................................................................6

         SECTION 6.1

ARTICLE VII COVENANTS.............................................................................................8

         SECTION 7.1 Title Covenants..............................................................................8
         SECTION 7.2 Further Assurances...........................................................................8
         SECTION 7.3 Notices......................................................................................9
         SECTION 7.4 Costs of Transfer; Taxes; and Expenses.......................................................9
         SECTION 7.5 The Indenture Trustee May Perform............................................................9

ARTICLE VIII INDENTURE TRUSTEE'S ROLE............................................................................10

         SECTION 8.1 Appointment and Duties of the Indenture Trustee.............................................10
         SECTION 8.2 Compensation and Expenses...................................................................10


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                               Table of Contents
                                  (continued)



                                                                                                               Page


         SECTION 8.3 Filing Fees, Excise Taxes, etc..............................................................10
         SECTION 8.4 Indemnification.............................................................................10
         SECTION 8.5 Acceptance of Appointment...................................................................11
         SECTION 8.6 Exculpatory Provisions......................................................................11
         SECTION 8.7 Reliance by Indenture Trustee...............................................................12
         SECTION 8.8 Limitations on Duties of the Indenture Trustee..............................................12
         SECTION 8.9 Resignation and Removal of the Indenture Trustee............................................13
         SECTION 8.10 Reasonable Care............................................................................13
         SECTION 8.11 Delegation of Duties.......................................................................13

ARTICLE IX MISCELLANEOUS.........................................................................................14

         SECTION 9.1 Amendments, Supplements and Waivers.........................................................14
         SECTION 9.2 Recourse....................................................................................14
         SECTION 9.3 Notices.....................................................................................14
         SECTION 9.4 Headings....................................................................................15
         SECTION 9.5 Severability................................................................................15
         SECTION 9.6 Binding Effect..............................................................................15
         SECTION 9.7 GOVERNING LAW...............................................................................15
         SECTION 9.8 Counterparts................................................................................15
         SECTION 9.9 Other Transactions..........................................................................15
         SECTION 9.10 Limitation on Actions, Inconsistency.......................................................15
         SECTION 9.11 Non-petition...............................................................................16
         SECTION 9.12 FORUM SELECTION AND CONSENT TO JURISDICTION................................................16
         SECTION 9.13 WAIVER OF JURY TRIAL.......................................................................16
         SECTION 9.14 Limitation of Liability....................................................................16

                                       ii

                               SECURITY AGREEMENT


               THIS SECURITY AGREEMENT, dated as of June 18, 2003 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), is entered into by and between D.L. PETERSON TRUST ("DLPT"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank) (the "Indenture Trustee"), as Indenture Trustee.

                              W I T N E S S E T H:
                              - - - - - - - - - -


               WHEREAS, DLPT has executed a Guaranty (the "Guaranty"), dated as of June 18, 2003 in favor of the Indenture Trustee, pursuant to which DLPT has guaranteed the payment of certain amounts payable under the Base Indenture (the "Base Indenture"), dated as of June 30, 1999, as amended, between Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) ("Chesapeake Funding"), as Issuer and the Indenture Trustee, as supplemented by each supplement (each an "Indenture Supplement") to the Base Indenture executed in connection with the issuance of a series of Investor Notes (the Base Indenture, as supplemented by each Indenture Supplement, the "Indenture"), for the benefit of each Investor Noteholder and each other person to whom amounts are payable from amounts on deposit in the Collection Account or any subaccount thereof (all such Investor Noteholders and other such persons, collectively, the "Secured Parties"); and

               WHEREAS, it is the intent of the parties that the obligations of DLPT to the Secured Parties under the Guaranty be secured by a first priority lien and security interest in the Collateral and this Agreement create such lien and security interest in such assets to secure the obligations of DLPT under the Guaranty;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



                                   ARTICLE I

                            DEFINITIONS; CONSTRUCTION

               SECTION 1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, capitalized terms used but not defined herein shall have the respective meanings set forth in Annex I hereto. In the event of any inconsistency between the definition of any term as set forth herein and the definition of such term as set forth in Annex I, the definition of such term as set forth in Annex I shall control. Terms not otherwise defined in this Agreement (including Annex I) are used herein as defined in the Base Indenture.

               SECTION 1.2 Rules of Construction. Unless the context otherwise requires, (a) a term has the meaning assigned to it herein or in Annex I hereto, subject to the provisions of Section 1.1 (Definitions); (b) words in the singular include the plural, and words in the plural include the singular; (c) "paid in full" and any phrase of similar import means "paid in full in cash"; and (d) "including" means, where not already so indicated, "including without limitation."

               SECTION 1.3 Accounting and UCC Terms. As used herein, unless otherwise specifically defined in this Agreement, and unless the context requires a different meaning: (a) all accounting terms shall be construed in accordance with GAAP; and (b) all terms defined in Articles 8 and 9 of the UCC are used herein as so defined.

               SECTION 1.4 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

               SECTION 1.5 Cross-References. "Herein," "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision. Unless otherwise specified, references in this Agreement to any Article, Section, Schedule, Annex or Exhibit are references to such Article or Section of, or Schedule, Annex or Exhibit to, this Agreement, and references in any Article, Section, Schedule, Annex, Exhibit or definition to any subsection or clause are references to such subsection or clause of such Article, Section, Schedule, Annex, Exhibit or definition.

               SECTION 1.6 Reference to Secured Parties. In each case herein where any payment or distribution is to be made or notice is to be given to "Secured Parties," such payments, distributions and notices shall be made to the Indenture Trustee.

               SECTION 1.7 Other Agreements. All references in this Agreement to an agreement, instrument or other document shall be construed as a reference to that agreement, instrument or document as the same may be amended, modified, varied, supplemented or novated from time to time.

               SECTION 1.8 Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Transaction Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

                                   ARTICLE II

                                SECURITY INTEREST

               SECTION 2.1 Grant of Security Interest; No Obligation. (a) To secure the due and punctual payment of all Secured Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof, and to secure the due and punctual performance of all of the Secured Obligations, DLPT hereby Grants to the Indenture Trustee (and each successor Indenture Trustee) for its benefit and the benefit of the Secured Parties a security interest in all of DLPT's right, title and interest in and to the Collateral.

               (b) The Security Interest is Granted as security only and shall not subject the Secured Parties to, or transfer or in any way affect or modify, any obligation or liability of DLPT with respect to any of the Collateral or any transaction in connection therewith.

                                  ARTICLE III

                            RIGHTS OF SECURED PARTIES


               SECTION 3.1 Rights of Secured Parties. In the event of any Guarantor Default, the Indenture Trustee may, and upon the direction of the Required Secured Parties shall, foreclose on the Security Interest Granted to the Indenture Trustee or sell the Collateral pursuant to the terms of this Agreement in any commercially reasonable manner that the Indenture Trustee, in its sole discretion, may elect even though a higher price might have been obtained had the Security Interest been foreclosed upon or the Collateral sold in another manner.

                                   ARTICLE IV

                                    REMEDIES


               SECTION 4.1 Remedies. (a) In the event of any Guarantor Default, the Indenture Trustee (on behalf of the Secured Parties) shall be entitled to exercise the rights and remedies as provided in this Agreement. Instructions from the Indenture Trustee with respect to the disposition of Collateral (including as to method, manner, time, place and terms thereof) shall be given in accordance with Section 9-610(a) of the New York Uniform Commercial Code.

               (b) DLPT hereby irrevocably constitutes and appoints the Indenture Trustee and any officer or Indenture Trustee thereof, with full power of substitution, as its true and lawful attorney-in-fact, which appointment shall be coupled with an interest, with full power and authority in the name of DLPT, or in its own name, from time to time in the Indenture Trustee's discretion, for the purpose of carrying out the terms of this Agreement and the other Related Documents as provided in this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Indenture Trustee, from and after the date of any Guarantor Default, the power and right on behalf and in the name of DLPT, without notice to or assent by DLPT, to the extent permitted by Applicable Law, to do the following, in each case on behalf of the Secured Parties:

               (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Collateral;

               (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments, documents and chattel paper taken or received by the Indenture Trustee in connection herewith and therewith;

               (iii) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral;

               (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions hereunder and thereunder and vote proxies with respect to the Collateral;

               (v) to transfer all or any part of the Collateral into the name of the Indenture Trustee or its nominee, with or without disclosing that such Collateral is subject to the Security Interest under this Agreement;

               (vi) to notify the parties obligated on any of the Collateral to make payment to the Indenture Trustee of any amount due or to become due thereunder; and

               (vii) to do, at its option and at the expense and for the account of DLPT, at any time or from time to time, all acts and things which the Indenture Trustee reasonably deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

               Any sale of the Collateral or any part thereof may, with prior notice to DLPT, be made in one or more lots at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Indenture Trustee may deem commercially reasonable. Any Secured Party and/or any of their Affiliates may be a purchaser at any such sale if such purchase is for cash and is made without netting any amounts owed by DLPT to the purchaser. The Indenture Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Indenture Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. DLPT shall cooperate with the Indenture Trustee in all reasonable ways in order to assist the Indenture Trustee in the sale and other disposition of the Collateral.

               SECTION 4.2 Right to Initiate Judicial Proceedings, etc. The Indenture Trustee shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it and the other Secured Parties by this Agreement and the other Related Documents. Following the occurrence and continuance of a Guarantor Default, the Indenture Trustee may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all, or from time to time any, of the Collateral under the judgment or decree of a court of competent jurisdiction.

               SECTION 4.3 Appointment of a Receiver. If a receiver of the Collateral shall be appointed in judicial proceedings, the Indenture Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, but subject to an order of the court in the judicial proceedings referred to above, the Indenture Trustee shall be entitled to retain possession and control of all cash or property held by or deposited with it pursuant to any provision of this Agreement.

               SECTION 4.4 Directions Originated by the Required Secured Parties. (a) The Secured Parties shall have the right, by an instrument in writing executed and delivered to the

Indenture Trustee by the Required Secured Parties, to direct the Indenture Trustee as to (i) the exercise of any right or remedy available to the Indenture Trustee in respect of the Security Interest for the benefit of the Secured Parties, (ii) the time, method and place of conducting any proceeding for any such right or remedy or of exercising any power conferred on the Indenture Trustee, (iii) the appointment of a receiver, or (iv) the taking of any other action authorized by this Article IV. The Indenture Trustee hereby agrees to comply with such directions.

               (b) The Indenture Trustee shall not be obligated to follow any written directions received pursuant to this Section 4.4 to the extent such written directions are in conflict with any provisions of law or this Agreement; provided, however, that under no circumstances shall the Indenture Trustee be liable hereunder for acting or refraining from acting in accordance with the instructions of the Required Secured Parties.

               (c) Nothing in this Section 4.4 shall impair the right of the Indenture Trustee in its discretion to take or omit to take any action deemed proper by the Indenture Trustee in connection with a direction pursuant to this
Section 4.4 and which action or omission is not inconsistent with the direction of the Required Secured Parties pursuant to this Section 4.4; provided, however, that the Indenture Trustee shall not be under any obligation, as a result of this Section 4.4, to take any action which is discretionary with the Indenture Trustee under the provisions hereof.

               SECTION 4.5 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Indenture Trustee or the Secured Parties herein is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute.

               (b) No delay by or omission of the Indenture Trustee or any Secured Party to exercise any right, remedy or power accruing upon the occurrence and continuance of any Guarantor Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Guarantor Default or an acquiescence therein; and every right, power and remedy given by this Agreement to the Indenture Trustee may be exercised from time to time and as often as may be deemed expedient by the Indenture Trustee, subject to the provisions of this Agreement and the other Related Documents.

               (c) In case the Indenture Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any other Related Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee or any other Secured Party, then and in every such case DLPT, the Indenture Trustee and the other Secured Parties shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of the Indenture Trustee and the other Secured Parties shall continue as though no such proceeding had been taken.

               (d) All rights of action and rights to assert claims upon or under this Agreement may be enforced by the Indenture Trustee without the possession of this Agreement or any Related Document or any other document or Instrument evidencing any of the Secured

Obligations or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Indenture Trustee shall be brought in its name as Indenture Trustee and any recovery of judgment shall be held as part of the Collateral.

               SECTION 4.6 Waiver of Certain Rights. DLPT, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, except as provided in Section 4.7, expressly waives and releases any, every and all rights to presentment, demand, protest or any notice (to the extent permitted by Applicable Law and except as specifically provided in this Agreement) of any kind in connection with this Agreement or any Collateral or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted hereunder or any other Related Document, or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any other Related Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety or in lots or otherwise as the Indenture Trustee may determine or be directed hereunder.

               SECTION 4.7 Notice of Indenture Trustee Actions. The Indenture Trustee agrees to give DLPT a minimum of 10 Business Days' prior notice of any sale of Collateral if notice thereof is required by law and DLPT agrees that, to the extent the notice of the sale or other disposition of any of the Collateral is required by law, 10 Business Days' prior notice to DLPT shall constitute reasonable notification of such sale or other disposition.

               SECTION 4.8 Limitation by Law. All the provisions of this Article IV are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any Applicable Law.

                                   ARTICLE V

                        TERMINATION OF SECURITY INTEREST

               SECTION 5.1 Termination of Security Interest; Release of Collateral. Upon the payment in full of all Secured Obligations and termination of the Indenture in accordance with its terms, this Agreement and the Security Interest shall terminate and, subject to the terms hereof and of the Related Documents, all rights to the Collateral Granted hereunder shall revert to DLPT. In such case, the Indenture Trustee shall at DLPT's expense, execute and deliver to DLPT such documents as are necessary to evidence such termination of the Security Interest or such release of Collateral.

               SECTION 5.2 Termination Statements. DLPT shall, upon the payment in full of all Secured Obligations to the Secured Parties prepare and file, at DLPT's expense where appropriate, UCC-3 termination statements releasing the Security Interest.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

               SECTION 6.1 (a) DLPT represents and warrants that:

               (i) Perfection of Security Interest. Upon, (i) filing of the UCC-1 Financing Statement naming DLPT as debtor and the Indenture Trustee as secured party in each of the jurisdictions listed on Annex II, (ii) the naming of Raven Funding LLC ("Raven") as lienholder on each certificate of title for each Leased Vehicle and each Paid in Advance Vehicle and (iii) the execution of the Nominee Agreement, the Indenture Trustee shall have a valid and continuing security interest (as defined in the UCC) in and perfected pledge of the Collateral and all Proceeds thereof (subject to Section 9-306 of the UCC), which security interest shall be prior to all other interests in such Collateral and shall be enforceable as such as against creditors of and purchasers from DLPT.

               (ii) Jurisdiction of Organization. On the date hereof, the jurisdiction of organization and the location of the chief executive office or sole place of business of DLPT are as specified on Annex II.

               (iii) Status. DLPT is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into and perform its obligations under this Agreement and the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary action on its part.

               (b) Execution and Delivery. Each party hereto hereby represents and warrants that this Agreement has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

               (c) Additional Representations and Warranties. DLPT hereby agrees, in addition to its obligations hereunder, that:

               (i) it has taken all steps necessary to perfect its security interest, if any against the Obligor, in the property securing the Leases;

               (ii) the Leases constitute Chattel Paper within the meaning of the UCC;

               (iii) the Fleet Receivables constitute Accounts within the meaning of the UCC;

               (iv) it has in its possession all original copies of the Leases that constitute or evidence part of the Collateral. The Leases that constitute or evidence part of the Collateral do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. All financing statements filed or to be filed against DLPT in favor of the Indenture Trustee in connection herewith describing the Collateral contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee";

               (v) it owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person;

               (vi) it has received all consents and approvals required by the terms of the Collateral to the transfer to the Indenture Trustee of its interest and rights in the Collateral hereunder;

               (vii) it (x) with respect to any part of the Collateral in which perfection of such Collateral is governed by the UCC, has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted therein to the Indenture Trustee hereunder and (y) with respect to any part of the Collateral in which perfection of such Collateral is governed by a certificate of title statute, has caused Raven to be listed as lienholder on behalf of the Indenture Trustee on each certificate of title for such Collateral in order to perfect the security interest granted therein to the Indenture Trustee hereunder;

               (viii) other than the security interest granted to the Indenture Trustee pursuant to this Agreement, DLPT has not pledged or granted a security interest in any of the Collateral. DLPT has not authorized the filing of and is not aware of any financing statements against DLPT that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. Debtor is not aware of any judgment or tax lien filings against DLPT; and

               (ix) it will perform all actions necessary to maintain the perfection and priority of the Indenture Trustee's security interest in the Collateral.

     (b) The representations and warranties of DLPT under this Section 6.1 shall survive until the termination of this Agreement and shall not be subject to amendment or waiver by the parties hereto.


                                   ARTICLE VII

                                    COVENANTS

               SECTION 7.1 Title Covenants. DLPT covenants that at no time shall it (a) create, permit or suffer to be created any Lien or other security interest in the Collateral other than the Security Interest and the rights created therein under the Transaction Documents; or (b) sell, transfer, assign, deliver or otherwise dispose of any of the Collateral or any interest therein other than pursuant to, and as permitted by, the Transaction Documents. DLPT further covenants and agrees, subject to the terms of this Agreement, to defend the Collateral against the claims and demands of all other parties.

               SECTION 7.2 Further Assurances.

               (a) Filings, etc. a) DLPT shall at its sole expense file, record, make, execute and deliver all such notices, instruments, statements and other documents, and perform such acts as the Indenture Trustee may reasonably request in writing from time to time, or otherwise as necessary to perfect, preserve or otherwise protect the Security Interest in the Collateral or any part thereof, or to give effect to the rights, powers and remedies of the Indenture Trustee hereunder and under the other Related Documents, including execution and delivery of financing statements. DLPT shall be obligated to perform its obligations under this Agreement notwithstanding the ability of any other Person to take such actions pursuant to the provisions of Section 7.5.

               (ii) DLPT agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. DLPT authorizes the Indenture Trustee to file any financing statements naming DLPT as debtor necessary to perfect the Security Interest in the Collateral without the signature of DLPT.

               (b) Location of DLPT. DLPT shall not change the location of its jurisdiction of organization, unless it shall have given the Indenture Trustee at least 30 days' (or such shorter period as is acceptable to the Indenture Trustee) prior written notice thereof. DLPT shall not change its name, identity or corporate structure (within the meaning of UCC Section 9-402(7)) in any manner, unless it shall have given the Indenture Trustee at least 30 days' (or such shorter period as is acceptable to the Indenture Trustee) prior written notice thereof.

               SECTION 7.3 Notices. DLPT shall advise the Indenture Trustee and each Representative promptly after becoming aware thereof, in reasonable detail, of any Lien (other than the Security Interest and any other Liens created under any Transaction Document) on, or claim asserted against, any of the Collateral.

               SECTION 7.4 Costs of Transfer; Taxes; and Expenses. DLPT shall pay all transfer taxes and other costs incurred in connection with all transfers of Collateral made in respect of this Agreement. DLPT shall pay the Indenture Trustee the reasonable costs and expenses, including reasonable attorneys' fees and other charges, incurred by the Indenture Trustee or its designee in connection with making collections on any Collateral.

               SECTION 7.5 The Indenture Trustee May Perform. (a) If DLPT fails to perform any agreement contained herein required to be performed by it, the Indenture Trustee may, upon the written instruction of the Required Secured Parties, itself file, record, make, execute and deliver all such notices, instruments, statements and other documents, and take such acts, as the Secured Parties may reasonably determine to be necessary or desirable from time to time to perfect, preserve or otherwise protect the Security Interest of the Secured Parties and otherwise perform, or cause performance of, any other such actions as the Required Secured Parties shall reasonably determine is necessary or desirable, and the reasonable out-of-pocket expenses of the Indenture Trustee incurred in connection therewith shall be payable by DLPT and shall be part of the Secured Obligations. The powers conferred on the Indenture Trustee hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Indenture Trustee shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to any Collateral or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

               (b) The Indenture Trustee shall not be responsible for the filing of any financing statements or continuation statements, or otherwise be responsible for maintaining a perfected security interest in the Collateral.

                                  ARTICLE VIII

                            INDENTURE TRUSTEE'S ROLE


               SECTION 8.1 Appointment and Duties of the Indenture Trustee. Each Secured Party hereby designates and appoints the Indenture Trustee to act as the Indenture Trustee and representative for such Secured Party, and each such Secured Party hereby authorizes the Indenture Trustee to take such actions on its behalf and on behalf of such Secured Party hereunder. Notwithstanding any provision to the contrary elsewhere in the Related Documents, the Indenture Trustee shall not have any fiduciary relationship with any Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this Agreement, the other Related Documents or otherwise exist against the Indenture Trustee.

               SECTION 8.2 Compensation and Expenses. DLPT shall pay or cause to be paid to the Indenture Trustee (including any successor Indenture Trustee appointed hereunder), from time to time within 10 days after demand, all reasonable out-of-pocket costs and expenses of the Indenture Trustee (including reasonable out-of-pocket fees and expenses of legal counsel) arising in connection with the modification and/or termination of and performance of its obligations under this Agreement and each other Related Document.

               SECTION 8.3 Filing Fees, Excise Taxes, etc. DLPT shall (a) pay or reimburse the Indenture Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable by the Indenture Trustee in respect of the execution, delivery, performance and/or enforcement of this Agreement and/or any other Related Document and (b) save the Indenture Trustee harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of DLPT under this Section 8.3 shall survive the termination of the other provisions of this Agreement.

               SECTION 8.4 Indemnification.

               (a) Indemnity in favor of Indenture Trustee. To the fullest extent permitted by Applicable Law, DLPT shall protect, indemnify and save harmless the Indenture Trustee or attorney-in-fact appointed by the Indenture Trustee and each of their respective officers, directors, shareholders, controlling persons, employees, Indenture Trustees and servants (each an "Indemnified Party") from and against, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to or in connection with the execution, delivery, enforcement, performance and/or administration of this Agreement and/or any other Related Document or any of the powers granted to the Indenture Trustee hereunder unless arising from the gross negligence, bad faith or willful misconduct (as determined by a final adjudication by a court of competent jurisdiction) of any Indemnified Party. If for any reason the indemnification provided above in this
Section 8.4 is declared unenforceable by a court of law, DLPT shall contribute to the amount paid or payable by such Indemnified Party as a result of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand and DLPT on the other hand but also the relative fault of such Indemnified Party, as well as any other relevant equitable considerations.

               (b) Suits, etc. In any suit, proceeding or action brought by the Indenture Trustee under or with respect to the Related Documents for any sum owing thereunder or to enforce any provisions thereof, DLPT shall save, indemnify and keep the Indenture Trustee harmless from and against all loss, damage and reasonable, out-of-pocket expense suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder (unless such expense, loss or damage is caused by the gross negligence, bad faith or willful misconduct of the Indenture Trustee) arising out of a breach by DLPT of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from DLPT and all such obligations of DLPT shall be and remain enforceable against and only against DLPT and shall not be enforceable against the Indenture Trustee or any other Secured Party.

               (c) Limitation on Expenses. The indemnification obligations of DLPT pursuant to this Section 8.4 shall be, in the case of any expenses and reimbursement obligations incurred by the Indenture Trustee, limited to the reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of legal counsel) so incurred.

               (d) The obligations of DLPT under this Section 8.4 shall survive the termination of the other provisions of this Agreement.

               SECTION 8.5 Acceptance of Appointment. The Indenture Trustee hereby accepts the appointment as Indenture Trustee and representative on behalf of the Secured Parties under this Agreement and the other Related Documents upon the terms and conditions hereof and the other Related Documents.

               SECTION 8.6 Exculpatory Provisions. (a) The Indenture Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the other Related Documents, unless specifically made by the Indenture Trustee. The Indenture Trustee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of DLPT thereto or as to the security interest afforded by this Agreement, the perfection or priority of any security interest created hereby or, as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement or any other Transaction Document, and, except as otherwise provided herein, the Indenture Trustee shall incur no liability or responsibility in respect of any such matters. The Indenture Trustee shall not be responsible for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or for perfecting or maintain-ing the perfection of the Security Interest in the Collateral or for recording any documents in connection with patents or trademarks or otherwise as to the maintenance of the Collateral, except in the event that the Indenture Trustee enters into possession of a part or all of the Collateral, the Indenture Trustee shall preserve the part in its possession; provided, however, that the Indenture Trustee shall not be required to expend any of its own funds to preserve the Collateral if it shall reasonably determine that reimbursement therefor is not reasonably assured to it hereunder.

               (b) The Indenture Trustee shall not be required to ascertain or inquire as to the performance by DLPT of any of the covenants or agreements contained herein or in any other Related Document.

               (c) The Indenture Trustee shall perform hereunder with the same standard of care set forth in Section 10.1 of the Indenture and shall be entitled to the same rights and protections as the Indenture Trustee as in
Article 10 of the Indenture.



               SECTION 8.7 Reliance by Indenture Trustee. (a) Whenever in the administration of this Agreement the Indenture Trustee shall deem it necessary or desirable that a matter with respect to DLPT be proved or established in connection with the taking, suffering or omitting any action hereunder and/or any other Related Document by the Indenture Trustee, unless otherwise specifically provided herein, such matter may be deemed to be conclusively proved or established by a certificate of DLPT or the Servicer delivered to the Indenture Trustee, and such certificate may be conclusively relied upon by the Indenture Trustee and shall constitute a full warranty to the Indenture Trustee for any action taken, suffered or omitted in reliance thereon.

               (b) Subject to the provisions of the Indenture incorporated by reference in Section 8.6(c) hereto, the Indenture Trustee may consult with counsel and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by the Indenture Trustee hereunder in accordance therewith.

               (c) The Indenture Trustee may rely and shall be fully protected in acting upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence, bad faith or willful misconduct, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Indenture Trustee that conform to the requirements of this Agreement or any other Transaction Document.

               SECTION 8.8    Limitations on Duties of the Indenture Trustee.
(a) The Indenture Trustee undertakes to perform only the duties expressly set forth herein, together with such powers as are reasonably incidental thereto.

               (b) The Indenture Trustee may exercise the rights and powers granted to it by this Agreement and the other Related Documents, but only pursuant to the terms of this Agreement, and the Indenture Trustee shall not be liable with respect to any action taken or omitted by it in accordance with a direction of the Secured Parties.

               (c) Except as herein otherwise expressly provided, the Indenture Trustee shall not be under any obligation to take any action which is discretionary on the part of the Indenture Trustee under the provisions hereof or under any Related Document, except upon the written request of the Required Secured Parties pursuant to this Agreement.

               (d) The Indenture Trustee shall not be liable for any error of judgment made in good faith by an officer of it, unless it shall be proved that the Indenture Trustee was grossly negligent in ascertaining the pertinent facts.

               (e) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of the Required Secured Parties pursuant to this Agreement, unless the Indenture Trustee has been provided adequate security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

               SECTION 8.9 Resignation and Removal of the Indenture Trustee(a) The Indenture Trustee (i) may at any time (with or without cause) by giving thirty (30) days' prior written notice to DLPT and all Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor Indenture Trustee, the assignment of the Security Interest to the successor Indenture Trustee and the acceptance of such appointment and assignment by such successor Indenture Trustee and (ii) may be removed at any time (with or without cause) by giving thirty (30) days' prior written notice to the Indenture Trustee after the affirmative vote of the Required Secured Parties, such removal to become effective upon the appointment of a successor Indenture Trustee, the assignment of the Security Interest to the successor Indenture Trustee and the acceptance of such appointment and assignment by such successor.

               SECTION 8.10 Reasonable Care. The Indenture Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Indenture Trustee accords its own property and the property of its other customers, consistent with the degree of care used by other national banking institutions exercising similar functions.

               SECTION 8.11 Delegation of Duties. The Indenture Trustee may execute any of the powers hereof and perform any duty hereunder either directly or by or through Indenture Trustees or attorneys-in-fact, which may include officers and employees of the Indenture Trustee or otherwise. Neither the Indenture Trustee nor DLPT shall be responsible for the negligence, bad faith or willful misconduct of any Indenture Trustees or attorneys-in-fact selected by the Indenture Trustee with due care.

                                   ARTICLE IX

                                  MISCELLANEOUS

               SECTION 9.1 Amendments, Supplements and Waivers. No amendment or waiver of any provision of this Agreement, nor consent to any departure by DLPT therefrom, nor instruction to the Indenture Trustee, shall in any event be effective unless (i) the same shall be in writing and signed by each of the parties hereto and (ii) the Rating Agency Condition is satisfied with respect to such amendment or waiver.

               SECTION 9.2 Recourse. The obligations of DLPT created hereunder are contracted for and created solely in respect of the Origination Trust Assets allocated to the Lease SUBI, the Lease SUBI Portfolio and the Fleet Receivable SUBI, and not against any other Origination Trust Assets. The Indenture Trustee, by entering into and accepting this Agreement, and each Secured Party by accepting the benefit of this Agreement, acknowledges and agrees that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of DLPT as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. Section 3801 et seq., (b)(i) the obligations under this Agreement shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, and not against any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement) or the UTI Portfolio, (ii) other debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio, the Fleet Receivable SUBI or the Fleet Receivables shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI, as applicable and not against any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement) or the UTI Portfolio and (iii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this Section as defined in the Origination Trust Agreement), any other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising under the Guaranty or hereunder or otherwise arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, and (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI, the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI.

               SECTION 9.3 Notices. Unless otherwise specifically provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, transmitted or delivered to the applicable party at its address set forth in Annex III. Any such notice or communication shall be deemed to have been given or made as of the date so delivered, if delivered personally or by overnight courier; when receipt is acknowledged, if transmitted; and five calendar days after mailing, if sent by registered or certified mail (except notice of change of address shall not be deemed to have been given until actually received by the addressee). Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

               SECTION 9.4 Headings. The table of contents of this Agreement and Section, clause and other headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

               SECTION 9.5 Severability. In each case to the extent permitted by Applicable Law, any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               SECTION 9.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Secured Parties and their respective successors and assigns, provided, however, that, DLPT may not assign or transfer any of its rights or obligations hereunder without the prior consent of the Indenture Trustee.

               SECTION 9.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT UNDER NEW YORK LAW THE PERFECTION (AND THE EFFECT OF PERFECTION OR NONPERFECTION) OF ANY SECURITY INTEREST IN SOME PORTION OF THE COLLATERAL IS GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

               SECTION 9.8 Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

               SECTION 9.9 Other Transactions. Nothing contained herein shall preclude any Secured Party from engaging in any transaction, in addition to those contemplated by this Agreement and the Transaction Documents, with DLPT or any of its Affiliates.

               SECTION 9.10 Limitation on Actions, Inconsistency. Notwithstanding anything contained herein to the contrary, for so long as this Agreement is in effect neither the Indenture Trustee nor any other Secured Party
(a) may take any action to attach, foreclose or realize upon the Collateral, whether pursuant to the Security Interest or otherwise, except pursuant to the terms of this Agreement or (b) shall take any other action inconsistent with the rights and remedies granted to the Indenture Trustee or the Secured Parties under this Agreement, including the right of the Indenture Trustee to give instructions to any Person or Indenture Trustee.

               SECTION 9.11 Non-petition. The Indenture Trustee, by entering into and accepting this Agreement, and each Secured Party by accepting the benefit of this Agreement, hereby covenants and agrees that it will not at any time institute against, or join any other Person in instituting against, DLPT, Raven Funding LLC, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

               SECTION 9.12 FORUM SELECTION AND CONSENT TO JURISDICTION. EACH PARTY HERETO EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SITTING IN THE BOROUGH OF MANHATTAN, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.

               SECTION 9.13 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO.

               SECTION 9.14 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of DLPT in the exercise of the powers and authority conferred and vested in it under the Origination Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of DLPT is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only DLPT and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of DLPT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by DLPT under this Agreement except in accordance with the provisions of the Origination Trust Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                D.L. PETERSON TRUST

                                By: Wilmington Trust Company, not in its
                                      individual capacity but solely as
                                      Delaware Trustee and SUBI Trustee

                                By: /s/  Jennifer A. Luce
                                   ---------------------------------------------
                                   Title:   Financial Services Officer


                                JPMORGAN CHASE BANK, as Indenture Trustee


                                By: /s/  Connie Cho
                                   ---------------------------------------------
                                   Title:  Trust Officer

                                                                      SCHEDULE I



                                   Definitions


               Terms not otherwise defined herein are used as defined in the Base Indenture, dated as of June 30, 1999, as amended, between Chesapeake Funding LLC (formerly known as Greyhound Funding LLC), as Issuer and JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank), as Indenture Trustee, as amended.

               "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such former Person. As used in this definition of "Affiliate," the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

               "Agreement" has the meaning assigned to that term in the preamble of this Agreement.

               "Applicable Law" with respect to any Person or matter, means any law, rule, regulation, order, decree or other requirement having the force of law relating to such Person or matter and, where applicable, any interpretation thereof by any Person having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

               "Base Indenture" has the meaning assigned to that term in the first paragraph of this Agreement.

               "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks are authorized or obligated by law, regulation or executive order to close in New York City.

               "Chesapeake Funding" has the meaning assigned to that term in the first paragraph of this Agreement.

               "Collateral" means, collectively, all of the following Origination Trust Assets allocated to the Lease SUBI or the Fleet Receivable SUBI, whether now owned or existing or hereafter acquired or arising: (i) all Leases, (ii) all Fleet Receivables, (iii) all Leased Vehicles, (iv) all Paid in Advance Vehicles and (v) all Proceeds and products of any and all of the foregoing.

               "GAAP" means generally accepted accounting principles in effect from time to time in the United States.

               "Grant" means to grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in, general lien upon, and right of set-off against, deposit, set over and confirm.

               "Guarantor Default" means any failure of the Guarantor to pay any Obligation when due including, if applicable, any grace period under the terms of the Guaranty.

               "Guaranty" has the meaning assigned to that term in the first paragraph of this Agreement.

               "Indemnified Party" is defined in Section 8.4(a).

               "Indenture Trustee" has the meaning assigned to that term in the first paragraph of this Agreement.

               "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on DLPT's property.

               "Nominee Agreement" means the Nominee Agreement, dated as of June 18, 2003, between Raven, as nominee lienholder and the Indenture Trustee.

               "Obligations" has the meaning assigned to that term in the Guaranty.

               "Payment Date" with respect to each Series of Investor Notes has the meaning assigned to that term in the applicable Series Supplement.

               "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "Proceeds" means all "proceeds" as such term is defined in
Section 9-306(l) of the UCC and all other proceeds of Collateral.

               "Raven" is defined in Section 6.1(a)(i)(ii).

               "Related Documents" means this Agreement, the Guaranty and the Indenture.

               "Required Secured Parties" means (i) so long as any Investor Notes are Outstanding, the Holders of more than 50% of the aggregate principal amount of all Outstanding Investor Notes and (ii) at any time when no Investor Notes are Outstanding, Persons holding more than 50% of the aggregate amount of the Secured Obligations then owing by DLPT under the Guaranty.

               "Requirements of Law" for any Person, means the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "Secured Obligations" means each and every obligation of DLPT to make payment of any amount owing by it under the terms of the Guaranty.

               "Secured Parties" has the meaning assigned to that term in the first paragraph of this Agreement.

               "Security Interest" means the security interest Granted under this Agreement in the Collateral securing the Secured Obligations.

               "UCC" means at any time the Uniform Commercial Code as in effect in the State of New York as of the date hereof; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other the State of New York, "UCC" means the Uniform Commercial Code as in effect in the other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection (and for purposes of definitions related to such provisions).

               "United States" or "U.S." means the United States of America, its 50 States, District of Columbia and the Commonwealth of Puerto Rico.

                                                                     SCHEDULE II



                                    Locations


D.L. Peterson Trust:


Jurisdiction of Organization:

State of Delaware

Principal Place of Business:

307 International Circle
Hunt Valley, Maryland  21030

Chief Executive Office

Rodney Square North
1100 North Market Street
Wilmington, DE  19890

                                                                    SCHEDULE III



                              Addresses for Notices

DLPT

D.L. PETERSON TRUST
307 International Circle
Hunt Valley, Maryland  21030
Facsimile:   (410) 771-2530
Telephone:   (410) 771-2336


INDENTURE TRUSTEE

JPMORGAN CHASE BANK
4 New York Plaza, 6th Floor
New York, NY 10004
Facsimile:   (212) 623-5932
Telephone:   (212) 623-5415













                                      (i)